American Funds Mortgage Fund® Prospectus Supplement August 9, 2023 (for prospectus dated November 1, 2022, as supplemented to date)

The third paragraph under the “Investment objective, strategies and risks” section of the prospectus is amended to read as follows:

The fund invests primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and nongovernment mortgage-related securities that are rated in the Aaa or AAA rating category (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest in securities rated in the Aa/AA and A rating categories (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in securities of issuers domiciled outside the United States; however, all such securities will be U.S. dollar denominated. The fund may also invest in debt issued by federal agencies. In the case of to be announced contracts, each contract for future delivery is normally of short duration.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-550-0823O CGD/10039-S98487

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY

American Funds Mortgage Fund® Statement of Additional Information Supplement August 9, 2023 (for statement of additional information dated November 1, 2022, as supplemented to date)

The third bullet under the “Certain investment limitations and guidelines” section of the statement of additional information is amended to read as follows:

•	The fund may invest up to 5% of its assets in securities (excluding securities that are sponsored or guaranteed by the U.S. government, its agencies and instrumentalities) that are in the AA, Aa or A ratings category (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-549-0823P CGD/10149-S98488